SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2003

IMPAC MORTGAGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14100	33-0675505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street

Newport Beach, CA, 92660

(Address of principal executive offices including zip code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events

See attached Consolidated Statements of Cash Flows for the year ended December 31, 2002 of Impac Mortgage Holdings, Inc. and subsidiaries.

ITEM 7.    Exhibits

(c) Exhibits

99.1	Consolidated Statements of Cash Flows for the year ended December 31, 2002 of Impac Mortgage Holdings, Inc. and subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

By:	/s/ RICHARD J. JOHNSON
Richard J. Johnson Executive Vice President and Chief Financial Officer

Date: February 19, 2003

EXHIBIT INDEX

99.1	Consolidated Statements of Cash Flows for the year ended December 31, 2002 of Impac Mortgage Holdings, Inc. and subsidiaries.